Supplement dated March 21, 2008 to the Prospectus dated December 7, 2007 for the Pacific Journey variable annuity contract issued by Pacific Life & Annuity Company
Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner.
This supplement must be preceded or accompanied by the applicable variable annuity Prospectus referenced above, as supplemented.
The purpose of this supplement is to inform you of portfolio manager changes effective immediately. In addition, effective May 1, 2008, there will be 4 new Investment Options available under your Contract.
Effective May 1, 2008, the following Investment Options will be available:

		THE PORTFOLIO’S	PORTFOLIO
PACIFIC SELECT FUND	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

Long/Short Large-Cap*	Above-average total returns.	Equity securities of large- capitalization companies including both long and short positions.	J.P. Morgan Investment Management Inc. and Analytic Investors, LLC

*	For more complete information on the Long/ Short Large-Cap Portfolio, including a discussion of the portfolio’s investment techniques, risks associated with its investments, charges and expenses, see the accompanying preliminary prospectus for the portfolio. No assurance can be given that a portfolio will achieve its investment objective. You should read the preliminary prospectus carefully. The information in the preliminary prospectus for the portfolio is not complete and may be changed. A registration statement for the shares of the portfolio was filed with the SEC, and those shares may not be sold until that registration statement is effective. The preliminary prospectus is not an offer to sell the shares of the portfolio.

ALLIANCEBERNSTEIN
VARIABLE PRODUCTS		THE PORTFOLIO’S	PORTFOLIO
SERIES FUND, INC.	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

AllianceBernstein VPS Balanced Wealth Strategy Portfolio Class B	Maximize total return.	Invests in equity and debt securities. Targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility.	AllianceBernstein L.P.

BLACKROCK
VARIABLE		THE PORTFOLIO’S	PORTFOLIO
SERIES FUNDS, INC.	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

BlackRock Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities.	BlackRock Advisors, LLC

FRANKLIN TEMPLETON
VARIABLE INSURANCE		THE PORTFOLIO’S	PORTFOLIO
PRODUCTS TRUST	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

Franklin Templeton VIP Founding Funds Allocation Fund, Class 4	Seeks capital appreciation, with Income as a secondary goal.	Invests equal portions in Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. The underlying funds invest in both U.S. and foreign equity securities and debt securities.	Franklin Templeton Services, LLC serves as the Fund’s administrator.

Effective immediately, the manager of the Money Market and High Yield Bond portfolios is changed to the following:

		THE PORTFOLIO’S	PORTFOLIO
PACIFIC SELECT FUND	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Asset Management**

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Asset Management**

**	Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser to Pacific Select Fund. PLFA also does business under the name “Pacific Asset Management” (PAM) and manages the above referenced portfolios under the PAM name.